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                                                                    EXHIBIT 10.4

                            LEASE GUARANTY AGREEMENT

          FOR VALUE RECEIVED and in consideration for, and as an inducement to The Rector, Church-Wardens and Vestrymen of Trinity Church in the City of New York (hereinafter referred to as "Lessor"), to make and enter into that certain Third Amendment To Lease dated as of September 1, 1992 amending the Lease dated March 5, 1987, as to Lease dated as of the March 28, 1988 and the Second Amendment to Lease dated as of April 1, 1989 (as so amended, including the Third Amendment to Lease, the "Lease") between the Lessor, as landlord, and Della Femina McNamee, Inc. (formerly Della Femina, Travisano & Partners, Inc.), as tenant (the "Lessee"), EURO RSCG S.A., a societe anonyme (corporation) organized
                                         ------- -------
under the French Company Law ("Guarantor") does hereby unconditionally guarantee the full and prompt payment, performance and observance of all of the payments, conditions, covenants and agreement provided in the Lease to be paid, performed and observed by Lessee, its successors and assigns, and agrees to pay all of Lessor's reasonable expenses, including reasonable attorneys' fees, incurred in enforcing the Lease and/or this guaranty. Guarantor further agrees that its liability under this guaranty shall be continuing, absolute, unconditional and primary and that this guaranty shall remain in full force and effect until Lessee shall have fully and satisfactorily discharged all of its obligations to Lessor under the Lease and further that Lessor may, at Lessor's option, proceed against Guarantor with our without having commenced any action against or having obtained any judgment against Lessee or any assignee of Lessee.

          Each and every default by the Lessee under the terms of the Lease shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

          This guaranty and the liability hereunder shall in no wise be affected or impaired by the creating of or any compromise, settlement, renewal, extension, change in or modification of any of the obligations and liabilities of the Lessee under the Lease (and the Lessor is hereby expressly authorized by Guarantor to make the same from time to time without notice to anyone), provided that Guarantors obligations shall not be increased by any such compromise, settlement, renewal, extension, change or modification beyond the obligations set forth in the Lease (as hereinbefore defined) except as may be specifically agreed to in writing by Guarantor. This Guaranty and the liability hereunder shall not be affected or impaired by any release or indulgence by Guarantor (and the Lessor is hereby expressly authorized by Guarantor to make the same from time-to-time without notice to anyone) irrespective of Guarantors agreement. In order to hold Guarantor liable hereunder, there shall be no obligation on the part of the Lessor at any time to resort for payment to the Lessee or to any other persons or corporations, their properties or assets or to any security, property or other rights or remedies whatsoever and the Lessor shall have the right to enforce this guaranty irrespective of whether or not proceedings or steps are pending, seeking resort to or realization upon or from any of the foregoing.

          All diligence in the collection of rentals by the Lessor from the Lessee, and all notices of any default by the Lessee under the Lease and any and all notices of acceptance of this guaranty or of reliance by Lessor upon this guaranty are hereby expressly waived by Guarantor. The Lease shall be conclusively presumed to have been created and contracted in reliance upon this guaranty.

          The payment by Guarantor of any amount pursuant to this guaranty shall not in any wise entitle Guarantor (whether by way of subrogation or otherwise) to any right of possession of the leased property or any other right, title or interest under the Lease, except that if Guarantor shall cure a default within the cure period provided in the Lease, it shall be deemed a cure by Lessee.

          No act of commission or omission of any kind or at any time upon the part of the Lessor in respect of any matter whatsoever shall in any way affect or impair this guaranty.

          Guarantor expressly agrees that its obligations under this guaranty shall (1) be absolute and unconditional irrespective of (a) any insolvency, bankruptcy or reorganization, or dissolution of Lessee, (b) the validity, genuineness, regularity or enforceability of the obligations of Lessee contained in the Lease, (c) the absence of any action to enforce such obligations, (d) any waiver or consent with respect to any of the provisions of the Agreement of Lease, (e) any amendment, modification, consolidation, extension or renewal of the Lease, whether or not consented to by Guarantor, (f) or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, provided that Guarantors obligations hereunder
                                  --------
shall not be increased by any amendment, modification, consolidation, extension or renewal of the Lease beyond the obligations set forth in the Lease (as hereinbefore defined) except as may be specifically agreed in writing by Guarantor; and (2) constitute an absolute, unconditional, present and continuing guaranty of performance and payment and not of collection and not be in any way conditioned or contingent upon any attempt to enforce performance by, or to collect from Lessee or any other condition or contingency.

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          Guarantor expressly waives any and all presentment, demand, protest and notice whatsoever, and (to the extent it may lawfully do so) the benefit of any provision of law which is or might be in conflict with the terms of this guaranty. The obligations of Guarantor shall not be affected by any action taken by Lessor in the exercise of any right or power conferred by law or otherwise, or by any failure or omission on the part of Lessor to enforce any rights given by law or conferred thereby, or to take any other action thereunder, or by any waiver of any such right or other action by Lessor or by any action of Lessor in granting indulgence or extension to the Lessee, or by any waiver by Lessor of any notice under the provisions of the Lease. No proceedings taken for the enforcement of the Lease shall affect the obligations of Guarantor hereunder; nor shall the giving, taking or enforcement of any other additional security, collateral, or guaranty for the performance of Lessee under the Lease operate to prejudice, waiver, or affect the security of this guaranty of any rights, powers, or remedies hereunder; nor shall Lessee be required first to look to, enforce or exhaust such other or additional security, collateral, or guaranty.

          Guarantor represents and warrants (a) that it is duly authorized, under the laws of the Republic of France and all other applicable provisions of law, to execute this guaranty, (b) that all corporate action necessary therefor has been duly and effectively taken, (c) that the execution of this guaranty will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, note, note agreement, lease, deed, consent or other agreement or instrument to which Guarantor is a party, or its certificate of incorporation, as amended, or By-laws, (d) that this guaranty is a valid and legally binding instrument for the purposes herein expressed, and (e) that it is the legal, valid, binding and enforceable obligation of Guarantor in accordance with its terms.

          To the extent that it may be lawful to do so, Guarantor expressly agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, now or at any time hereafter in force, which may delay, prevent or otherwise affect Guarantor's payment and performance under this guaranty, and Guarantor hereby expressly waives all benefits or advantage of such laws and covenants that it will not hinder, delay or impede the execution of any power granted Lessor hereunder, but will suffer and permit the execution of every such power as though no such laws were in force.


                                       3
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          Guarantor expressly agrees that no right, power or remedy in this guaranty or in the Lease conferred upon Lessor is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall, to the extent permitted by law, be cumulative and shall be in addition to every other remedy given under this guaranty or the Lease, or hereafter existing at law or in equity, and may be exercised from time to time as often as deemed expedient, separately or concurrently.

          Guarantor expressly agrees that if Lessee shall be (a) merged with or into or consolidated or amalgamated with another person, firm, corporation or other entity, or (b) dissolved voluntarily or involuntarily, Guarantor's obligation of guaranty hereunder shall continue in full force and effect and apply to the performance by all successors and assigns of the obligations of Lessee under the Lease with the same force and effect as such guaranty as set forth above with respect to Lessee, unless in connection with such sale, assignment, transfer, merger, consolidation, amalgamation or dissolution, Guarantor has been expressly released in writing from its guaranty hereunder by Lessor.

          Guarantor expressly agrees that it will not consolidate with any other corporation or merge into any other corporation or suffer any voluntary dissolution or sell or distribute its property and assets as, or substantially as, an entirety to any other corporation (or other entity) unless the corporation (or other entity) resulting from any such consolidation or merger or dissolution or to which such sales or distributions shall have been made shall immediately upon such consolidation, merger, dissolution, sale or distribution, expressly assume the due and punctual performance of all the obligations and liabilities of Guarantor hereunder and execute and deliver to Lessor a proper instrument, in form satisfactory to Lessor, whereby such successor corporation (or other entity) shall so assume all such obligations and liabilities; provided, however, that no such sale shall release Guarantor from any of its obligations or liabilities hereunder.

          Guarantor expressly agrees that the obligations covered by this guaranty include all obligations and liabilities of Lessee to Lessor under the Lease now existing or hereafter coming into existence, and any renewals or extensions, in whole or in part, of any of said obligations and liabilities heretofore described, together with all damages, losses, costs, interest, charges, expenses (including attorneys' fees), and liabilities of every kind, nature and description, suffered or incurred by Lessor arising in any manner out of, or in any way connected with, or growing out of said obligations and liabilities under the Lease to Lessor, provided that Guarantor obligations
                                       --------

                                       4
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hereunder shall not be increased by any renewal, extension, modification, amendment or consolidation of the Lease beyond the obligations set forth in the Lease (as hereinbefore defined) except as may be specifically agreed in writing by Guarantor.

          The Lessor may without any notice whatsoever to anyone, sell, assign or transfer all of its right, title, and interest as Lessor under the Lease or all of its right, title and interest in and to the rents and other sums at any time due and to become due thereunder, and in such event each and every immediate and successive assignee or transferee of the right, title and interest of the Lessor shall have the right to enforce this guaranty by suit or otherwise for the benefit of such assignee or transferee as fully as if such assignee or transferee were herein by name specifically given such right, power and benefit.

          This guaranty and every part thereof shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the Lessor and its successors and assigns.

          Any notice to, or demand on, Guarantor elected to be given or made by Lessor shall be deemed effective, when forwarded registered by mail or confirmed facsimile transmission to Guarantor at the address set forth below:

          EURO RSCG S.A.
          8 Rue de L'Hotel
          Deville
          92522 Neuilly Cedex
          France
          Attention:  Jacques Herail
          Chief Operating Officer
          Finance
          Facsimile Transmission Number:  (1) 47.47.12.23

and to

          EURO RSCG Holdings, Inc.
          350 Hudson Street
          New York, New York  10014
          Attention:  Robert Parker

          Facsimile Transmission Number:  (212) 886-4373

          Guarantor (a) hereby irrevocably submits itself to the jurisdiction of the courts of the City of New York and the State of New York, and to the jurisdiction of the United States District Court for the Southern District of

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New York, for the purposes of any suit, action or other proceeding arising out of the Lease or this guaranty or the subject matters hereof or (b) to the extent permitted by applicable law, hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the above-named courts, that its property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Lease or the subject matter hereof may not be enforced in or by such court. Guarantor hereby irrevocably designates and appoints EURO RSCG Holdings, Inc., 350 Hudson Street, New York, New York 10014 as its attorney-in-fact to receive service of process in any action, suit or proceeding with respect to any matter as to which it submits to jurisdiction as set forth above, it being agreed that service upon such attorney-in-fact shall constitute valid service upon the Guarantor or its successors or assigns, provided that notice of such action, suit or proceeding
                       --------
is also given to EURO RSCG SA in the manner provided above. Final judgment against the Guarantor in any suit shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability the Guarantor therein described; provided always that the plaintiff may at its option bring suit, or institute other judicial proceedings against, the Guarantor or any of its assets in the courts of any country or place where Guarantor or such assets may be found. The Guarantor further covenants and agrees that so long as the Lease shall be in effect, Guarantor shall maintain a duly appointed agent for the service of summonses and other legal processes in New York City and shall give Lessor written notice of each agent so appointed.

          Guarantor waives a trial by jury and the right to interpose counterclaims or set-offs of any kind and description in any litigation arising out of or relating to said obligations or said liabilities or the matters contained in this guaranty. Lessor shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Lessor and then only to the extent therein set forth. The waiver by Lessor of any right or remedy hereunder on any occasion shall not be construed as a bar to any right or remedy which Lessor would otherwise have had on any future occasion. No executory agreement shall be effective to change or modify or to discharge in whole or in part this guaranty unless such executory agreement is in writing and signed by Lessor. Guarantor shall be bound and liable hereunder.

                                       6
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          In the event any clause or provisions of this guaranty shall be invalid or void for any reason, such invalid or void clause or provisions shall not affect the whole of this instrument and balance of the provisions thereof shall remain in full force and effect, subject to the terms of the Lease.

          Whenever the context hereof shall require, the masculine pronoun includes the feminine and neuter and the singular number includes the plural and vice verse.

          This agreement shall be governed by and construed in accordance with the laws of the State of New York.

          This guaranty may not be amended orally and may be amended in writing only if Lessor shall sign such instrument as a party thereto.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this agreement this 15th day of April, 1993.

                                                  EURO RSCG S.A.



                                                  By:/s/ Alain de Pouzilhac
                                                     --------------------------
                                                  Alain de Pouzilhac
                                                  Chairman of the
                                                  Board of Directors

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